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                                                                   EXHIBIT 10.12


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT


      THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, effective as of September 30, 1997, is entered into by and between CKE RESTAURANTS, INC., a Delaware corporation (the "Company") and ROBERT E. WHEATON ("the Employee") and amends the current Employment Agreement between the Company and Employee, which current Employment Agreement was dated January 24, 1996.

      WHEREAS, the Company and Employee are parties to an Employment Agreement ("Agreement"), and

      WHEREAS, the Company and Employee wish to amend such Agreement as set forth below,

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

      1. Section 2 of the Agreement, entitled "Duties" is amended to add subsection (iv) which reads as follows:

            "(iv) serving as President, Chief Executive Officer and Director of Star Buffet, Inc.,"

      2. Section 4 of the Agreement, entitled "Compensation" is amended to delete the current subsection 4.a and replace it with the following:

            "4.a BASE COMPENSATION. The Company will pay Employee an annual base salary of $63,000 per annum, it being understood that Star Buffet, Inc. will pay Employee an annual base salary of $187,000."
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Page 2-2-2-2
Employment Agreement



Except as herein amended, all provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the date set forth herein above.


                                    CKE RESTAURANTS, INC.

                                    /s/ ANDREW F. PUZDER
                                    ------------------------------------
                                    By:  Andrew F. Puzder
                                         -------------------------------
                                    Its: Executive Vice President
                                         -------------------------------


                                    ROBERT E. WHEATON

                                    /s/ ROBERT. E. WHEATON
                                    ------------------------------------